FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

       THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered as of January 21, 2008, by and among SED INTERNATIONAL HOLDINGS, INC., a Georgia corporation (“Parent”), SED INTERNATIONAL, INC., a Georgia corporation (“SED”), SED MAGNA (MIAMI), INC., a Delaware corporation (“Magna”; Parent, SED and Magna are collectively referred to herein as “Borrowers” and each individually as a “Borrower”), the parties to the Loan Agreement (as hereinafter defined) from time to time as lenders (collectively, “Lenders” and each individually, a “Lender”) and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for Lenders (in such capacity, “Agent”).

Recitals:

       Borrowers, Agent and Lenders are parties to that certain Loan and Security Agreement dated September 21, 2005, as amended by that certain letter amendment dated January 24, 2006, that certain Second Amendment to Loan and Security Agreement dated May 17, 2006, that certain letter amendment dated May 17, 2006, that certain letter amendment dated December 21, 2006, that certain letter amendment dated February 1, 2007, that certain Third Amendment to Loan and Security Agreement dated March 1, 2007, that certain letter amendment dated April 25, 2007, that certain letter amendment dated May 18, 2007, that certain Fourth Amendment dated August 23, 2007 and that certain letter amendment dated October 15, 2007 (as so amended, and as at any other time amended, restated, modified or supplemented, the “Loan Agreement”), pursuant to which Lenders have made certain revolving credit loans and other financial accommodations to Borrowers.

       The parties desire to amend the Loan Agreement as hereinafter set forth.

       NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

       1.       Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

       2.       Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

       (a)      By deleting the definition of “Borrowing Base” contained in Section 1.19 of the Loan Agreement and by substituting the following in lieu thereof:

       1.19       “Borrowing Base” shall mean, at any time, the amount equal to the sum of:

(1) (a) eighty-five percent (85%) of the Eligible Accounts, plus (b) the lesser of (i) the Foreign Accounts Loan Limit or (ii) eighty-five percent (85%) of the Eligible Foreign Accounts, plus (2) the lesser of (a) the Inventory Loan Limit or (b) the sum of: (i) the lesser of (A) sixty percent (60%) multiplied by the Value of the Eligible Inventory on hand 90 days or less or (B) eighty-five percent (85%) of the Net Recovery Percentage of such Eligible Inventory, plus (ii) the lesser of (A) twenty-five percent (25%) multiplied by the Value of the Eligible Inventory on hand more than 90 days but not more than 180 days or (B) eighty-

five percent (85%) of the Net Recovery Percentage of such Eligible Inventory, plus (iii) the lesser of (A) the Westinghouse Inventory Loan Limit, (B) 70% of the Value of Eligible Westinghouse Inventory, or (C) 115% of the Net Recovery Percentage of such Eligible Westinghouse Inventory (using the general television category on the Agent’s appraisal to determine the applicable Net Recovery Percentage fraction), plus (iv) the Acer/QVC Inventory Formula Amount, minus (3) Reserves.

       For purposes only of applying the Inventory Loan Limit, Agent may treat the then undrawn amounts of outstanding Letters of Credit for the purpose of purchasing Eligible Inventory as Revolving Loans to the extent Agent is in effect basing the issuance of the Letter of Credit on the Value of the Eligible Inventory being purchased with such Letter of Credit. In determining the actual amounts of such Letter of Credit to be so treated for purposes of the sublimit, the outstanding Revolving Loans and Reserves shall be attributed first to any components of the lending formulas set forth above that are not subject to such sublimit, before being attributed to the components of the lending formulas subject to such sublimit. The amounts of Eligible Inventory of any Borrower shall, at Agent’s option, be determined based on the lesser of the amount of Inventory set forth in the general ledger of such Borrower or the perpetual inventory record maintained by such Borrower.

       (b)      By deleting subclause (n) from the definition of “Eligible Accounts” set forth in Section 1.39 of the Loan Agreement and by substituting the following in lieu thereof:

       (n)      the aggregate amount of such Accounts owing by QVC Inc. do not constitute more than thirty-six percent (36%) of the aggregate amount of all otherwise Eligible Accounts (so long as Accounts owing by QVC Inc. are subject to credit insurance payable to Agent issued by an insurer and on terms and in an amount acceptable to Agent), and the aggregate amount of such Accounts owing by any single account debtor other than QVC Inc. do not constitute more than fifteen percent (15%) of the aggregate amount of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of the applicable percentages may be deemed Eligible Accounts);

       (c)      By deleting the last sentence in the definition of “Eligible Inventory” contained in Section 1.40 of the Loan Agreement and by substituting in lieu thereof the following:

Any amount which is included as “Eligible Westinghouse Inventory” or “Eligible Acer/QVC Inventory” on any Borrowing Base certificate shall not also be included as Eligible Inventory on the same Borrowing Base certificate, any amount which is included as “Eligible Acer/QVC Inventory” on any Borrowing Base certificate shall not also be included as Eligible Acer/QVC In-Transit Inventory on the same Borrowing Base certificate, and any amount which is included as “Eligible Acer/QVC In-Transit Inventory” on any Borrowing Base certificate shall not also be included as Eligible Acer/QVC Inventory or Eligible Inventory on the same Borrowing Base certificate.

       (d)      By adding the following new definitions of “Acer/QVC Inventory Formula Amount”, “Eligible Acer/QVC Inventory” and “Eligible Acer/QVC In-Transit Inventory”, respectively, as a new Section 1.129 of the Loan Agreement immediately following Section 1.128 thereof:

1.129 Additional Definitions (Fifth Amendment to Loan and Security Agreement):

       “Acer/QVC Inventory Formula Amount” means an amount equal to the lesser of (1) the sum of (a) the lesser of $5,500,000 or 70% of the Value of Eligible Acer/QVC Inventory, plus (b) the lesser of $2,500,000 or 70% of the Value of Eligible Acer/QVC In-Transit Inventory, or (2) 103% of the Net Recovery Percentage of Eligible Acer/QVC Inventory and Eligible Acer/QVC In-Transit Inventory (using the general notebooks category on the Agent’s appraisal to determine the applicable Net Recovery Percentage fraction)].

       “Eligible Acer/QVC Inventory” means Inventory which satisfies all of the criteria for “Eligible Inventory” set forth in the definition thereof and which (i) consists of Acer branded notebook or desktop personal computers aged less than 45 days, (ii) is subject to a purchase order that has been delivered to Borrower by QVC Inc. and with respect to which an “air date” has been set by the QVC Inc. (and Borrower has delivered to Agent such documentation thereof as Agent may request), and (iii) is in the possession of and under the control of Borrower at a facility owned, leased or controlled by Borrower.

       “Eligible Acer/QVC In-Transit Inventory” means Inventory which satisfies all of the criteria for “Eligible Acer/QVC Inventory” set forth in the definition thereof except for subclause (iii) thereof, but only if (i) such Inventory is located in the United States, is in transit from the vendor to QVC Inc. and was shipped not more than 15 days prior to any date of determination; (ii) under the terms of sale, title and risk of loss with respect to such Inventory have passed from the vendor to Borrower; (iii) such Inventory is fully insured, in such amounts, with such insurance companies and subject to such deductibles as are reasonably satisfactory to Agent and in respect of which Agent has been named as sole loss payee pursuant to a loss payee endorsement acceptable to Agent; (iv) Borrower has delivered to Agent such documentation relating to the shipment of such Inventory as Agent may request; and (v) Agent has established, in accordance with this Agreement, such Reserves with respect to such Inventory and the shipment thereof as Agent deems necessary or appropriate.

       (e)      By deleting from Section 6.4 of the Loan Agreement the phrase, “fourth, to pay principal due in respect of the Loans;”, and by substituting in lieu thereof the following:

fourth, to pay principal in respect of the Loans and to pay or prepay Obligations arising under or pursuant to any Hedging Agreements of a Borrower or Guarantor with Lender (up to the amount of any then effective Reserve established in respect of such Obligations), on a pro rata basis;

       (f)       By deleting the notice address of Agent and Issuing Bank from Section 13.3 of the Loan Agreement and by substituting the following in lieu thereof:

If to Agent or
Issuing Bank:	Wachovia Bank, National Association
1133 Avenue of the Americas
New York, NY 10036
Attn: Wachovia Capital Finance -
Portfolio Manager
Facsimile: (212) 545-4283

       3.       Amendments to Loan Agreement (Revolving Loan Limit Increase). Borrowers, Agent and Lenders acknowledge and agree that, effective on the date hereof (as used herein, the “Increase Date”), Borrowers requested, and Agent and Lenders approved, a Revolving Loan Limit Increase in the amount of $10,000,000. In furtherance thereof:

       (a)      Borrowers, Agent and Lender agree that the Loan Agreement is amended, effective as of the Increase Date, by deleting the definitions of “Maximum Credit” and “Revolving Loan Limit” set forth in Section 1 of the Loan Agreement and by substituting the following definitions in lieu thereof, respectively:

       1.87     “Maximum Credit” shall mean the amount of $50,000,000.

       1.111  “Revolving Loan Limit” shall mean an amount equal to $50,000,000 minus the then outstanding principal amount of the Revolving Loans and Letters of Credit.

       (b)      Borrowers, Agent and Lender agree that the Loan Agreement is amended, effective as of the Increase Date, by deleting the amount of the Commitment of Wachovia Bank, National Association, as Lender, set forth next to its signature to the Loan Agreement (i.e., $40,000,000) and by substituting in lieu thereof the amount of $50,000,000.

       (c)      Borrowers acknowledge and agree that Borrowers shall not be entitled to receive, and Agent and Lenders shall have no obligation to provide, any additional Revolving Loan Limit Increases.

       (d)      Borrowers represent and warrant to Agent and Lenders that, as of the Increase Date, each of the Revolving Loan Limit Increase Conditions was satisfied.

       4.       Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Financing Agreements and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Financing Agreements.

       5.       Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Financing Agreements executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); and the security interests and liens granted by Borrowers in favor of Agent are duly perfected, first priority security interests and liens, subject only to liens and other encumbrances permitted under the Loan Agreement.

       6.       Representations and Warranties. Each Borrower represent and warrant to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of each Borrower and this Amendment has been duly executed and delivered by each Borrower; and all of the representations and warranties made by each Borrower in the Loan Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

       7.       Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

       8.       Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

       9.       Condition Precedent. The effectiveness of the amendments contained in Sections 2 and 3 hereof is subject to the delivery to Agent of (a) an original counterpart of this Amendment executed by each Borrower, (b) an updated Certificate Regarding Distribution Agreements executed by each Borrower and (c) such other documents, instruments and agreements as the Agent may require, in each case in form and substance satisfactory to Agent.

       10.     Amendment Fee; Expenses of Agent. In consideration of Agent’s and Lenders’ willingness to enter into this Amendment as set forth herein, Borrowers jointly and severally agree to pay to Lenders an amendment fee in the amount of $25,000 in immediately available funds on the date hereof. Additionally, Borrowers jointly and severally agree to pay, on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Financing Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

       11.     Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

       12.     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

       13.     No Novation, etc.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Financing Agreements, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

       14.     Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

       15.     Further Assurances. Each Borrower agrees to take such further actions as Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

       16.     Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

       17.     Release of Claims. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges Agent and each Lender, and all officers, directors, agents, employees, successors and assigns of Agent and each Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, which are known to Borrowers, that each Borrower now has or ever had against Agent and any Lender arising under or in connection with any of the Financing Agreements or otherwise. Each Borrower represents and warrants to Agent and Lenders that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Agent or any Lender.

       18.     Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

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signatures begin on following page.]

       IN WITNESS WHEREOF, the Borrowers have caused this Amendment to be duly executed under seal and delivered in Atlanta, Georgia by their respective duly authorized officers on the date first written above.

SED INTERNATIONAL HOLDINGS, INC.

By: _________________________________

Title: ________________________________

By: _________________________________

Title: ________________________________

          [CORPORATE SEAL]

SED INTERNATIONAL, INC.

By: _________________________________

Title: ________________________________

By: _________________________________

Title: ________________________________

          [CORPORATE SEAL]

SED MAGNA (MIAMI), INC.

By: _________________________________

Title: ________________________________

By: _________________________________

Title: ________________________________

          [CORPORATE SEAL]

Accepted and agreed:

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Agent and sole Lender

By: _________________________________

Title: ________________________________

Fifth Amendment to Loan and Security Agreement